Pension, Health Care and Postretirement Benefits Other Than Pensions - Effects of Trend Rate Changes and Future Benefit Cash Payments (Details) - Other Postretirement Benefit Plan [Member]
$ in Thousands
12 Months Ended
Dec. 31, 2016 USD ($)
Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
Effect on total of service and interest cost components, one-percentage-point, increase	$ 86
Effect on total of service and interest cost components, one-percentage-point, decrease	(131)
Effect on the postretirement benefit obligation one-percentage-point, increase	552
Effect on the postretirement benefit obligation one-percentage-point, decrease	(1,221)
Retiree health care benefit cash payments
2017	14,740
2018	16,551
2019	17,398
2020	17,990
2021	18,334
2022 through 2026	93,300
Total expected benefit cash payments	$ 178,313